INVESTOR PRESENTATION 2016 FIRST QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2016 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2016 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on May 26, 2016, which is available in the "Investors" section of the company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net loss and net loss per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q1 P&L SUMMARY * The Q1 P&L Summary for 2015 is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 4. 2016 % OF NET SALES 2015* % OF NET SALES NET SALES $685,483 100.0% $709,422 100.0% GROSS PROFIT 425,721 62.1% 438,410 61.8% OPERATING EXPENSE 483,565 70.5% 492,713 69.5% OTHER OPERATING INCOME, NET (2,933) -0.4% (1,960) -0.3% OPERATING LOSS (54,911) -8.0% (52,343) -7.4% INTEREST EXPENSE, NET 4,506 0.7% 4,639 0.7% LOSS BEFORE TAXES (59,417) -8.7% (56,982) -8.0% TAX BENEFIT (20,787) -3.0% (19,808) -2.8% NET LOSS $(39,587) -5.8% $(37,174) -5.2% NET LOSS PER SHARE BASIC $(0.59) $(0.53) DILUTED $(0.59) $(0.53) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 67,625 69,510 DILUTED 67,625 69,510

4 EXCLUDED ITEMS (PRE-TAX) Q1 2016 Q1 2015 INVENTORY WRITE-DOWN $— $26,861 ASSET IMPAIRMENT, LEASE TERMINATION AND STORE CLOSURE CHARGES — 10,112 PROFIT IMPROVEMENT INITIATIVE — 2,479 GILLY HICKS RESTRUCTURING BENEFIT — (1,598) TOTAL $— $37,854

5 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Q1 2016 SALES COMPARABLE SALES* Q1 TOTAL COMPANY (4)% BRAND: ABERCROMBIE (1) (8)% HOLLISTER 0% GEOGRAPHY: UNITED STATES (2)% INTERNATIONAL (7)% ABERCROMBIE(1) 47.2% HOLLISTER 52.8% BRAN D INTERNATIONAL 37.9% UNITED STATES 62.1% GEOGRAPH Y Q1 SALES MIX

6 Q1 OPERATING EXPENSE * Q1 Operating Expense for fiscal 2015 is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 4. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. 2016 % OF NET SALES 2015* % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $174,771 25.5% $181,131 25.5% 0 ALL OTHER (2) 194,347 28.4% 205,819 29.0% (60) STORES AND DISTRIBUTION 369,118 53.8% 386,950 54.5% (70) MARKETING, GENERAL & ADMINISTRATIVE 114,447 16.7% 105,763 14.9% 180 TOTAL $483,565 70.5% $492,713 69.5% 100

7 SHARE REPURCHASES FY 2016 FY 2015 SHARES REPURCHASED COST AVERAGE COST SHARES REPURCHASED COST AVERAGE COST Q1 — — — — — — Q2 — — — Q3 2,460.5 $50,029 20.33 Q4 — — — FULL YEAR — — — 2,460.5 $50,029 $20.33

8 Q1 STORE OPENINGS BRAND CENTER CITY DATE INTERN ATIONA L Hollister Parc Central Guangzhou, China 3/26/2016 Hollister Midrif City Centre Dubai, UAE 4/14/2016 OUTLE T A&F Leesburg Premium Outlets Leesburg, VA 4/23/2016

9 Q1 STORE COUNT ACTIVITY (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes one international franchise store as of April 30, 2016 and January 30, 2016. (2) Excludes two international franchise stores as of April 30, 2016 and January 30, 2016. (3) Includes 37 stores in Asia and 8 stores in the Middle East. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD (3) START OF Q1 2016 932 754 18 117 43 OPENINGS 3 1 — — 2 CLOSINGS (10) (10) — — — END OF Q1 2016 925 745 18 117 45 ABERCROMBIE (1) START OF Q1 2016 379 340 7 17 15 OPENINGS 1 1 — — — CLOSINGS (7) (7) — — — END OF Q1 2016 373 334 7 17 15 HOLLISTER CO. (2) START OF Q1 2016 553 414 11 100 28 OPENINGS 2 — — — 2 CLOSINGS (3) (3) — — — END OF Q1 2016 552 411 11 100 30

10 STRATEGIC INITIATIVES CUSTOMER CENTRICITY OPTIMIZE BRAND REACH COMPELLING ASSORTMENTS OPTI MIZ E BRA ND REA CH CONTINUOUS PROFIT IMPROVEMENT BRAND POSITIONING ORGANIZE TO SUCCEED

11 FULL YEAR OUTLOOK UPDATES* FOR FISCAL 2016, WITH REFERENCES TO LAST YEAR BEING ON AN ADJUSTED NON-GAAP BASIS, THE COMPANY NOW EXPECTS: • COMPARABLE SALES TO REMAIN CHALLENGING IN THE SECOND QUARTER, BUT TO IMPROVE IN THE SECOND HALF OF THE YEAR • ADVERSE EFFECTS FROM FOREIGN CURRENCY ON SALES OF APPROXIMATELY $10 MILLION AND ON OPERATING INCOME OF APPROXIMATELY $15 MILLION, INCLUDING THE YEAR-OVER-YEAR IMPACT FROM HEDGING • A GROSS MARGIN RATE UP SLIGHTLY TO LAST YEAR'S RATE OF 61.9%, BUT DOWN MODESTLY IN THE SECOND QUARTER • OPERATING EXPENSE DOLLARS TO BE APPROXIMATELY FLAT TO LAST YEAR, WITH INVESTMENTS IN MARKETING, STORE MANAGEMENT AND OMNICHANNEL OFFSET BY SAVINGS FROM EXPENSE REDUCTION EFFORTS. BASED ON THE TIMING OF THESE INVESTMENTS, THE COMPANY EXPECTS OPERATING EXPENSE DOLLARS IN THE SECOND QUARTER TO BE UP 2% TO 3% OVER LAST YEAR • AN EFFECTIVE TAX RATE IN THE MID-TO-UPPER 30S • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS • CAPITAL EXPENDITURES IN THE RANGE OF $150 MILLION TO $175 MILLION * Excluded from the company's outlook are the effects of certain potential items, including, but not limited to, insurance recoveries, impairments and other items.